                             MFS CAPITAL GROWTH FUND
                        (A SERIES OF MFS SERIES TRUST II)
             500 BOYLSTON STREET o BOSTON o MASSACHUSETTS 02116-3741
                                 617 o 954-5000


                                                              January 25, 1996

VIA EDGAR
---------

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, DC 20549

     Re:  MFS SERIES TRUST II (FILE NO. 811-4775), ON BEHALF OF
          MFS CAPITAL GROWTH FUND
          -----------------------------------------------------

Ladies and Gentlemen:

     Pursuant to the requirements of Section 30(b) of the Investment Company Act of 1940 and Rule 30b2-1 thereunder, we hereby file a copy of the Annual Report to Shareholders dated November 30, 1995 of MFS Capital Growth Fund.

                                                  Very truly yours,

                                                  LORRAINE K. GRIP

                                                  Lorraine K. Grip
                                                  Senior Production Editor

LKG/kha

[MFS LOGO]                                                     ANNUAL REPORT FOR
                                                                      YEAR ENDED
                                                               NOVEMBER 30, 1995

MFS [Register Mark] CAPITAL GROWTH FUND

Front cover
A photo of a computer keyboard.

MFS [Register Mark] CAPITAL GROWTH FUND
TRUSTEES
A. Keith Brodkin* -- Chairman and President

Richard B. Bailey* -- Private Investor; Former Chairman and Director (until
1991), Massachusetts Financial Services Company; Director, Cambridge Bancorp; Director, Cambridge Trust Company

Marshall N. Cohan -- Private Investor

Lawrence H. Cohn, M.D. -- Chief of Cardiac Surgery, Brigham and Women's Hospital; Professor of Surgery, Harvard Medical School

The Hon. Sir J. David Gibbons, KBE -- Chief Executive Officer, Edmund Gibbons Ltd.; Chairman, Bank of N.T. Butterfield & Son Ltd.

Abby M. O'Neill -- Private Investor; Director, Rockefeller Financial Services, Inc. (investment adviser)

Walter E. Robb, III -- President and Treasurer, Benchmark Advisors, Inc. (corporate financial consultants); President, Benchmark Consulting Group, Inc. (office services); Trustee, Landmark Funds (mutual funds)

Arnold D. Scott* -- Senior Executive Vice President, Director and Secretary, Massachusetts Financial Services Company

Jeffrey L. Shames* -- President and Director, Massachusetts Financial Services Company

J. Dale Sherratt -- President, Insight Resources, Inc. (acquisition planning specialists)

Ward Smith -- Former Chairman (until 1994), NACCO Industries; Director, Sundstrand Corporation

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

CUSTODIAN
State Street Bank and Trust Company

AUDITORS
Deloitte & Touche LLP

INVESTOR INFORMATION
For MFS stock and bond market outlooks, call toll free: 1-800-637-4458 anytime from a touch-tone telephone.

For information on MFS mutual funds, call your financial adviser or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).

INVESTOR SERVICE MFS Service Center, Inc.
P.O. Box 2281
Boston, MA 02107-9906
For general information, call toll free: 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

For service to speech- or hearing-impaired, call toll free: 1-800-637-6576 any business day from 9 a.m. to 5 p.m. Eastern time. (To use this service, your phone must be equipped with a Telecommunications Device for the Deaf.)

For share prices, account balances and exchanges, call toll free: 1-800-MFS-TALK (1-800-637-8255) anytime from a touch-tone telephone.

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116-3741

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

PORTFOLIO MANAGER
John F. Brennan, Jr.*

TREASURER
W. Thomas London*

ASSISTANT TREASURER
James O. Yost*

                               TOP-RATED SERVICE

For the second year in a row, MFS earned a #1 ranking in DALBAR, Inc.'s Broker/Dealer Survey, Main Office Operations Service Quality category. The firm achieved a 3.49 overall score -- on a scale of 1 to 4 -- in the 1995 survey. A total of 71 firms responded, offering input on the quality of service they receive from 36 mutual fund companies nationwide. The survey contained questions about service quality in 17 categories, including "knowledge of phone service contacts," "accuracy of transaction processing," and "overall ease of doing business with the firm."

*Affiliated with the Investment Adviser

LETTER TO SHAREHOLDERS

Dear Shareholders:

During the past 12 months, Class A shares of the Fund provided a total return of +39.51%, while Class B shares had a total return of +38.16%. Both of these returns, which include the reinvestment of distributions but exclude the effects of any sales charges, outperformed the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock performance, which returned +36.93% over the same period. A discussion of the Fund's performance during this period may be found in the Portfolio Performance and Strategy section of this letter.

Economic Outlook

Moderate, but sustainable, growth has been the hallmark of the economic expansion's fifth year. While initial estimates showed the U.S. economy growing at an annual rate of 4.2% in the third quarter, this surprisingly strong growth was mainly driven by a pickup in consumer spending and an increase in business and government outlays. Although impressive, this growth rate is not expected to continue in coming months. Recent retail sales have been disappointing, in part because of rising levels of consumer debt. An extended period of lower mortgage rates seems to have relieved much of the pent-up demand for housing. Growth is not expected to get much help from the manufacturing sector, either, as order flows from manufacturers have moderated. Export activity, meanwhile, is also expected to remain modest as continued weakness abroad has limited demand for many U.S. goods. However, the Federal Reserve Board's consistent and, so far, successful efforts to fight inflation seem to be giving consumers and businesses enough longer term confidence to help maintain modest growth in real (adjusted for inflation) gross domestic product into 1996.

Interest Rates

Given the recent signs of economic weakness, prospects for the Fed's further decreasing short-term interest rates are good. Long-term rates, meanwhile, have moved noticeably downward in recent months in anticipation of more modest fourth-quarter growth with continued low inflation. While there were some increases in commodity prices early in the year, companies found it difficult to pass these on at the consumer level as they continue to fight for market share. Additionally, unit labor costs remain under control and seem to be growing at a pace that is near or below the ongoing inflation rate. Thus, with long-term government bonds yielding approximately 6% in an environment of 2% to 3% inflation, real rates of return in the fixed-income markets remain relatively attractive.

Stock Markets

After some volatility late in the third quarter, the stock market continued to strengthen. Although many companies reported solid third-quarter results, there was some weakness in the earnings of retail, financial services and even some technology companies. However, a slowdown in earnings may be a positive development if it is an indication that the economy is not overheating and that inflation is under control. While we see a deceleration of corporate earnings as the inevitable consequence of traditional business cycles, we remain encouraged by the high absolute level of profitability among U.S. companies. Also, many companies' increasing emphasis on cost containment and growing use of technology have helped keep them highly competitive and reasonably profitable. Looking ahead, we believe that a stabilizing interest rate environment, coupled with reasonable earnings reports, could justify current market valuations.

Portfolio Performance and Strategy

The Fund's strong performance over the past year relative to the S&P 500 can be attributed to the following factors: underweightings in the energy, basic materials, auto and housing sectors; overweighting in the financial services sector; and stock selection, particularly in the industrial goods and consumer staples sectors. An underweighting in the technology sector, which was among the market's best performing sectors, helped offset part of this positive relative performance.

     The financial services sector, which averaged 23% of the Fund's assets during the year, performed strongly, with a return of +54.8% versus +36.93% for the S&P 500. The strength of this sector's performance was broadly based across both insurance companies and banks. First Interstate Bancorp and West One Bancorp were particuarly strong performers.

     The industrial goods and consumer staples sectors also outperformed the overall market; moreover, stock selection within these sectors added significantly to performance. For example, Lockheed Martin and McDonnell Douglas added to performance in the industrial goods sector, while Philip Morris and PepsiCo made strong contributions in the consumer staples sector.

     The Fund's exposure to the technology sector was limited for most of the year at 5.5% of the portfolio, versus 9.5% for the S&P 500. With the strong performance of this sector, which gained 49.3%, this underweighting was a significant negative for performance relative to the S&P 500.

     Our current outlook remains optimistic. The U.S. economic backdrop is exceedingly positive, with the prospect of monetary easing by the Fed, low inflation, a strong relative international trade position, and sustainable economic growth. While we believe this economic backdrop should be rewarding for equity investors, our enthusiasm is tempered by the exceptional performance of the equity markets in 1995.

     We appreciate your support and welcome any questions or comments you may have.

Respectfully,


[Photo of A. Keith Brodkin,                [Photo of John F. Brennan, Jr.
Chairman and President]                    Portfolio Manager]



[Signature]                                 [Signature]


A. Keith Brodkin                            John F. Brennan, Jr.
Chairman and President                      Portfolio Manager
December 13, 1995

PORTFOLIO MANAGER PROFILE

John Brennan has been a member of the MFS investment staff since 1985. A graduate of the University of Rhode Island and Stanford University's Graduate School of Business Administration, he began his career at MFS as an industry specialist and was promoted to Assistant Vice President -- Investments in 1987. He was named Vice President -- Investments in 1988 and Senior Vice President -- Investments in February 1995. Mr. Brennan became Portfolio Manager of MFS Capital Growth Fund on May 1, 1995.

OBJECTIVE AND POLICIES

The Fund seeks to provide growth of capital. Dividend income, if any, is a consideration incidental to the Fund's objective of growth of capital.

In seeking to achieve its investment objective, the Fund generally invests in companies believed to possess above-average growth opportunities. While the policy of the Fund is to invest primarily in common stocks, it may also seek appreciation in fixed-income securities, convertible bonds, convertible preferred stocks and warrants. The Fund may also invest up to 25% of its total assets in foreign securities.

TAX FORM SUMMARY

In January 1996, shareholders will be mailed a Tax Form Summary reporting the federal tax status of all distributions paid during the calendar year 1995.

The Fund has designated $9,937,136 as a long-term capital gain distribution for tax purposes. This distribution was made to shareholders of record as of December 29, 1994, payable December 30, 1994.

For the year ended November 30, 1995, the amount of distributions from income eligible for the 70% dividends-received deduction for corporations came to 61.78%.

PERFORMANCE

The information on the following page illustrates the historical performance of MFS Capital Growth Fund Class B shares in comparison to various market indicators. Fund results in the graph do not reflect the deduction of any contingent deferred sales charge (CDSC) since the CDSC is not applicable after a six-year period. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. You cannot invest in an index. All results reflect the reinvestment of all dividends and capital gains.

Please note that effective September 7, 1993, Class A shares were offered. Information on Class A share performance appears on the next page.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the Period from January 1, 1987 to November 30, 1995)

Line graph representing the growth of a $10,000 investment for the nine-year period ended November 30, 1995. The graph is scaled from $0 to $50,000 in $10,000 segments. The years are marked in 12-month segments from 1987 to 1995. There are three lines drawn to scale. One is a solid line representing
MFS Capital Growth Fund (Class B), a second line of short dashes represents the S&P 500, a third line of medium-short dashes represents the Consumer Price Index.

           MFS Capital Growth Fund (Class B)              $32,338
           S&P 500                                        $33,034
           Consumer Price Index                           $13,897

AVERAGE ANNUAL TOTAL RETURNS

                                                                                                      Life of Class
                                                                                                            through
                                                                        1 Year    3 Years   5 Years        11/30/95
===================================================================================================================
MFS Capital Growth Fund (Class A) including
  5.75% sales charge                                                    +31.51%      --        --         +13.41%*
-------------------------------------------------------------------------------------------------------------------
MFS Capital Growth Fund (Class A) at net
  asset value                                                           +39.51%     --        --          +16.46%*
-------------------------------------------------------------------------------------------------------------------
MFS Capital Growth Fund (Class B) with CDSC+                            +34.16%   +11.36%   +15.17%       +13.93%++
-------------------------------------------------------------------------------------------------------------------
MFS Capital Growth Fund (Class B) without CDSC                          +38.16%   +12.16%   +15.39%       +13.93%++
-------------------------------------------------------------------------------------------------------------------
Average capital  appreciation fund                                      +30.28%   +13.56%   +17.38%       +12.02%**
-------------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index                                   +36.93%   +15.05%   +16.76%       +14.34%**
-------------------------------------------------------------------------------------------------------------------
Consumer Price Indexes                                                  + 2.61%   + 2.65%   + 2.80%       + 3.76%**
-------------------------------------------------------------------------------------------------------------------

   * For the period from the commencement of offering of Class A shares, September 7, 1993 to November 30, 1995.
   + These returns reflect the applicable Class B CDSC of 4%, 3% and 2% for the 1-, 3- and 5-year periods, respectively, and 0% for the period commencing December 29, 1986.
  ++ For the period from the commencement of offering of Class B shares,
     December 29, 1986 to November 30, 1995.
  ** Benchmark comparisons begin on January 1, 1987.
[ss] The Consumer Price Index is a popular measure of change in prices.


In the table on the preceding page, we have included the average annual total returns of all capital appreciation funds (including the Fund) tracked by Lipper Analytical Services, Inc. (an independent firm which rates mutual fund performance) for the applicable time periods. Because these returns do not reflect any applicable sales charges, we have also included the Fund's results at net asset value (no sales charge) for comparison.

All results are historical and, therefore, are not an indication of future results. The investment return and principal value of an investment in a mutual fund will vary with changes in market conditions, and shares, when redeemed, may be worth more or less than their original cost. All Class A results reflect the applicable expense subsidy which is explained in the Notes to Financial Statements. Had the subsidy not been in effect, the results would have been less favorable.

PORTFOLIO OF INVESTMENTS -- November 30, 1995

Common Stocks -- 93.6%
================================================================================
Issuer                                                Shares            Value
--------------------------------------------------------------------------------
[S]                                                  [C]            [C]
  Aerospace -- 7.1%
    Allied Signal, Inc.                              140,000      $  6,615,000
    Lockheed Martin Corp.                            300,000        22,012,500
    McDonnell Douglas Corp.                           90,000         8,021,250
                                                                  ------------
                                                                  $ 36,648,750
--------------------------------------------------------------------------------
  Agricultural Products -- 1.9%
    AGCO Corp.                                       100,000      $  4,312,500
    Case Corp.                                       135,000         5,636,250
                                                                  ------------
                                                                  $  9,948,750
--------------------------------------------------------------------------------
  Airlines -- 0.8%
    Southwest Airlines Co.                           168,400      $  4,210,000
--------------------------------------------------------------------------------
  Apparel and Textiles -- 1.1%
    Nike, Inc., "B"                                  100,000      $  5,800,000
--------------------------------------------------------------------------------
  Automotive -- 1.4%
    General Motors Corp.                             145,000      $  7,032,500
--------------------------------------------------------------------------------
  Banks and Credit Companies -- 2.9%
    First Interstate Bancorp                         110,000      $ 14,740,000
--------------------------------------------------------------------------------
  Business Services -- 1.2%
    ADT Ltd.*                                        425,000      $  5,950,000
    DST Systems, Inc.*                                12,400           358,050
                                                                  ------------
                                                                  $  6,308,050
--------------------------------------------------------------------------------
  Cellular Telephones -- 0.7%
    AirTouch Communications, Inc.*                   117,500      $  3,422,188
--------------------------------------------------------------------------------
  Computer Software  -- Systems -- 4.2%
    Adobe Systems, Inc.                              147,800      $  9,994,975
    BMC Software, Inc.*                              275,000        11,618,750
                                                                  ------------
                                                                  $ 21,613,725
--------------------------------------------------------------------------------
  Consumer Goods and Services -- 11.6%
    Colgate-Palmolive Co.                             75,000      $  5,493,750
    Gillette Co.                                     160,000         8,300,000
    Philip Morris Cos., Inc.                         180,000        15,795,000
    RJR Nabisco Holdings Corp.                       281,000         8,184,125
    Tyco International Ltd.                          700,000        21,962,500
                                                                  ------------
                                                                  $ 59,735,375
--------------------------------------------------------------------------------
  Containers -- 0.6%
    Corning, Inc.                                    100,000      $  3,012,500
--------------------------------------------------------------------------------
  Defense Electronics -- 1.8%
    Loral Corp.                                      280,000      $  9,485,000
--------------------------------------------------------------------------------
  Electrical Equipment -- 1.9%
    Honeywell, Inc.                                  200,000      $  9,525,000
--------------------------------------------------------------------------------
  Electronics -- 2.3%
    Intel Corp.                                      198,300      $ 12,071,513
--------------------------------------------------------------------------------
  Entertainment -- 5.2%
    Disney (Walt) Co.                                 75,000      $  4,509,375
    Harrah's Entertainment, Inc.*                    897,200        22,317,850
                                                                  ------------
                                                                  $ 26,827,225
--------------------------------------------------------------------------------
                                                                               7

================================================================================
Issuer                                                Shares            Value
--------------------------------------------------------------------------------
[S]                                                  [C]         [C]
  Financial Institutions -- 7.4%
    Federal Home Loan Mortgage Corp.                 286,500      $ 22,060,500
    State Street Boston Corp.                        200,000         9,000,000
    Student Loan Marketing Assn                      100,000         7,012,500
                                                                  ------------
                                                                  $ 38,073,000
--------------------------------------------------------------------------------
  Food and Beverage Products -- 1.7%
    PepsiCo, Inc.                                    160,000      $  8,840,000
--------------------------------------------------------------------------------
  Foreign Stocks -- 7.1%
    Australia -- 0.7%
      Sydney Harbour Casino Holdings Ltd., Pfd.
        (Entertainment)                            2,500,000      $  3,360,717
--------------------------------------------------------------------------------
    Canada -- 1.8%
      Potash Corp. of Saskatchewan, Inc.
        (Precious Metals and Minerals)                75,200      $  5,198,200
      Rogers Communications, Inc.
        (Telecommunications)                         400,000         4,193,955
                                                                  ------------
                                                                  $  9,392,155
--------------------------------------------------------------------------------
    Italy -- 1.9%
      Olivetti Group, S.P.A. (Office Equipment)    6,500,000      $  4,311,639
      Telecom Italia (Telecommunications)          4,371,000         4,267,059
      Telecom Italia (Telecommunications)            849,000         1,370,726
                                                                  ------------
                                                                  $  9,949,424
--------------------------------------------------------------------------------
    Malaysia -- 1.0%
      New Straits Times Press, BHD (Publishing)    1,572,000      $  5,235,867
--------------------------------------------------------------------------------
    Sweden -- 0.9%
      Astra AB, "B"  (Pharmaceuticals)               100,000      $  3,676,695
      Hennes & Mauritz (Retail)                       12,700           789,536
                                                                  ------------
                                                                  $  4,466,231
--------------------------------------------------------------------------------
    United Kingdom -- 0.8%
      PowerGen PLC, ADR (Electricity)              1,300,000      $  4,381,517
--------------------------------------------------------------------------------
Total Foreign Stocks                                               $36,785,911
--------------------------------------------------------------------------------
  Forest and Paper Products -- 3.4%
    Fort Howard Corp.*                               576,700      $ 11,461,913
    Kimberly Clark Corp.                              80,000         6,150,000
                                                                  ------------
                                                                  $ 17,611,913
--------------------------------------------------------------------------------
  Insurance -- 7.3%
    AFLAC, Inc.                                      120,000      $  4,890,000
    American Re Corp. 120,000                      4,950,000
    MBIA, Inc.                                        70,000         5,390,000
    Progressive -- Ohio                              170,000         7,565,000
    Prudential Reinsurance Holdings, Inc.            433,400         9,047,225
    Torchmark Corp.                                  140,000         5,950,000
                                                                  ------------
                                                                  $ 37,792,225
--------------------------------------------------------------------------------
   Machinery -- 1.2%
    Ingersoll Rand Co.                               125,000      $  4,796,875
    York International Corp.                          31,700         1,418,575
                                                                  ------------
                                                                  $  6,215,450
--------------------------------------------------------------------------------
   Medical and Health Products -- 1.0%
    Johnson & Johnson                                 60,000      $  5,197,500
--------------------------------------------------------------------------------

================================================================================
Issuer                                                Shares            Value
--------------------------------------------------------------------------------
[S]                                                  [C]         [C]
  Medical and Health Technology and Services -- 3.5%
    Beverly Enterprises*                             320,000      $  3,720,000
    Genesis Health Ventures, Inc.*                   139,300         4,544,663
    Pacificare Health Systems, Inc., "B"*            112,000         9,716,000
                                                                  ------------
                                                                  $ 17,980,663
--------------------------------------------------------------------------------
  Metals and Minerals -- 0.8%
    Phelps Dodge Corp.                                60,000      $  4,072,500
--------------------------------------------------------------------------------
  Oil -- 3.5%
    Amoco Corp.                                      100,000      $  6,775,000
    Mobil Corp.                                       60,000         6,262,500
    Union Pacific Resources Group, Inc.*             225,800         5,249,850
                                                                  ------------
                                                                  $ 18,287,350
--------------------------------------------------------------------------------
  Photographic Products -- 1.5%
    Eastman Kodak Co.                                110,000      $  7,480,000
--------------------------------------------------------------------------------
  Railroads -- 2.9%
    Canadian National Railway Co.*                    11,900      $    178,500
    Illinois Central Corp.                           190,000         7,695,000
    Norfolk Southern Corp.                            90,000         7,087,500
                                                                  ------------
                                                                  $ 14,961,000
--------------------------------------------------------------------------------
  Restaurants and Lodging -- 3.0%
    Promus Hotel Corp.*                              707,150      $ 15,645,694
--------------------------------------------------------------------------------
  Special Products and Services -- 1.1%
    Stanley Works                                    115,000      $  5,821,875
--------------------------------------------------------------------------------
  Stores -- 1.7%
    Federated Department Stores, Inc.*               300,000      $  8,737,500
--------------------------------------------------------------------------------
  Telecommunications -- 0.8%
    Cabletron Systems, Inc.*                          48,600      $  4,033,800
--------------------------------------------------------------------------------
  Utilities -- Telephone -- 1.0%
    MCI Communications Corp.                         200,000      $  5,350,000
--------------------------------------------------------------------------------
Total Common Stocks (Identified Cost, $380,037,620)               $483,266,956
--------------------------------------------------------------------------------

Short-Term Obligations -- 6.2%
================================================================================
         Principal Amount
         (000 Omitted)
--------------------------------------------------------------------------------
    Federal Farm Credit Bank, due 12/08/95       $     8,460      $  8,450,624
    Federal Home Loan Mortgage Corp.,
      due 12/05/95                                     6,350         6,345,978
    Federal National Mortgage Assn.,
      due 12/13/95                                     8,020         8,004,842
    Melville Corp., due 12/01/95                       4,480         4,480,000
    Raytheon Co., due 12/11/95                         5,000         4,992,056
                                                                  ------------
                                                                  $ 32,273,500
--------------------------------------------------------------------------------
Total Investments (Identified Cost, $412,311,120)                 $515,540,456

Other Assets, Less Liabilities -- 0.2%                               1,022,703
--------------------------------------------------------------------------------
  Net Assets -- 100.0%                                            $516,563,159
================================================================================
*Non-income producing security.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
================================================================================
November 30, 1995
--------------------------------------------------------------------------------
Assets:
    Investments, at value (identified cost, $412,311,120)          $515,540,456
    Cash                                                                  3,657
    Receivable for investments sold                                     220,514
    Receivable for Fund shares sold                                   3,706,392
    Dividends and interest receivable                                   902,916
    Other assets                                                         13,005
                                                                   ------------
      Total assets                                                 $520,386,940
                                                                   ============
Liabilities:
  Payable for investments purchased                                $  2,559,976
  Payable for Fund shares reacquired                                    756,299
  Payable to affiliates -
  Management fee                                                         10,541
  Shareholder servicing agent fee                                         2,923
  Distribution fee                                                      221,828
  Accrued expenses and other liabilities                                272,214
                                                                   ------------
    Total liabilities                                              $  3,823,781
                                                                   ------------
  Net assets                                                       $516,563,159
                                                                   ------------
Net assets consist of:
  Paid-in capital                                                  $338,446,198
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                    103,227,947
  Accumulated undistributed net realized gain on investments
    and foreign currency transactions                                74,588,788
  Accumulated undistributed net investment income                       300,226
                                                                   ------------
    Total                                                          $516,563,159
                                                                   ============
  Shares of beneficial interest outstanding                         29,381,465
                                                                   ============
Class A shares:
  Net asset value and redemption price per share
    (net assets of $88,118,595 / 4,987,749 shares of
    beneficial interest outstanding)                                   $17.67
                                                                       ======
  Offering price per share (100/94.25)                                 $18.75
                                                                       ======
Class B shares:
  Net asset value and offering price per share
  (net assets of $428,444,564 / 24,393,716 shares of
  beneficial interest outstanding)                                     $17.56
                                                                       ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements

Statement of Operations
================================================================================
Year Ended November 30, 1995
--------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                      $  8,938,158
    Interest                                                            890,614
                                                                   ------------
      Total investment income                                      $  9,828,772
                                                                   ------------
  Expenses -
    Management fee                                                 $  3,363,454
    Trustees' compensation                                               42,863
    Shareholder servicing agent fee (Class A)                            50,845
    Shareholder servicing agent fee (Class B)                           912,040
    Distribution and service fee (Class A)                               91,991
    Distribution and service fee (Class B)                            4,145,636
    Custodian fee                                                       207,360
    Postage                                                              91,138
    Printing                                                             75,427
    Auditing fees                                                        39,250
    Legal fees                                                            3,915
    Miscellaneous                                                       322,900
                                                                   ------------
      Total expenses                                               $  9,346,819
    Fees paid indirectly                                                (32,195)
    Reduction of expenses by distributor                                (26,474)
                                                                   ------------
        Net expenses                                               $  9,288,150
                                                                   ------------
         Net investment income                                     $    540,622
                                                                   ------------
    Realized and unrealized gain (loss) on investments:
      Realized gain (loss) (identified cost basis) -
        Investment transactions                                    $ 74,843,999
        Foreign currency transactions                                     4,999
                                                                   ------------
          Net realized gain on investments and
            foreign currency transactions                          $ 74,848,998
                                                                   ------------
      Change in unrealized appreciation (depreciation) -
        Investments                                                $ 70,043,293
        Translation of assets and liabilities in foreign currencies      (1,389)
                                                                   ------------
          Net unrealized gain on investments and foreign
            currency translation                                   $ 70,041,904
                                                                   ------------
            Net realized and unrealized gain on
              investments and foreign currency                     $144,890,902
                                                                   ------------
                Increase in net assets from operations             $145,431,524
                                                                   ============

See notes to financial statements

Statement of Changes in Net Assets
================================================================================
Year Ended November 30,                                        1995     1994
--------------------------------------------------------------------------------
Increase in net assets:
From operations -
    Net investment income                            $    540,622  $  1,393,864
    Net realized gain on investments and
      foreign currency transactions                    74,848,998    17,833,858
    Net unrealized gain (loss) on investments
      and foreign currency translation                 70,041,904   (23,927,833)
                                                     ------------  ------------
    Increase (decrease) in net assets
      from operations                                $145,431,524  $ (4,700,111)
                                                     ------------  ------------
Distributions declared to shareholders -
  From net investment income (Class A)               $    (43,087) $       (961)
  From net investment income (Class B)                 (1,541,960)      (95,487)
  From net realized gain on investments and
    foreign currency transactions (Class A)              (120,843)      (19,561)
  From net realized gain on investments and
    foreign currency transactions (Class B)           (17,999,182)  (35,570,518)
                                                     ------------  ------------
    Total distributions declared to shareholders     $(19,705,072) $(35,686,527)
                                                     ------------  ------------
Fund share (principal) transactions -
  Net proceeds from sale of shares                   $162,346,739  $ 66,138,962
  Net asset value of shares issued to shareholders
    in reinvestment of distributions                   18,312,867    33,058,598
  Cost of shares reacquired                          (176,934,987) (125,984,050)
                                                     ------------  ------------
  Increase (decrease) in net assets from Fund
    share transactions                               $  3,724,619  $(26,786,490)
                                                     ------------  ------------
  Total increase (decrease) in net assets            $129,451,071  $(67,173,128)

Net assets:
  At beginning of period                              387,112,088   454,285,216
                                                     ------------  ------------
    At end of period (including accumulated
      undistributed net investment income of
      $300,226 and $1,339,652, respectively)         $516,563,159  $387,112,088
                                                     ============  ============

See notes to financial statements

Financial Highlights
====================================================================================================================================
Year Ended November 30,                                              1995       1994      1993*       1995       1994        1993
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Class A                          Class B
------------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                            $ 13.49    $ 14.75    $ 14.58    $ 13.37    $ 14.72     $ 14.83
                                                                  -------    -------    -------    -------    -------     -------
Income from investment operations++ -
  Net investment income [ss]                                      $  0.11    $  0.21    $  0.03    $  0.01    $  0.04     $  0.03
  Net realized and unrealized gain
    (loss) on investments                                            4.91      (0.25)      0.14       4.85      (0.23)       0.50
                                                                  -------    -------    -------    -------    -------     -------
      Total from investment
        operations                                                $  5.02    $ (0.04)   $  0.17    $  4.86    $ (0.19)    $  0.53
                                                                  -------    -------    -------    -------    -------     -------
Less distributions declared to
  shareholders -
  From net investment income                                      $ (0.22)   $ (0.06)   $  --      $ (0.05)   $  --  #    $ (0.02)
  From net realized gain on
    investments                                                     (0.62)     (1.16)      --        (0.62)     (1.16)      (0.62)
                                                                  -------    -------    -------    -------    -------     -------
      Total distributions declared to
        shareholders                                              $ (0.84)   $ (1.22)   $  --      $ (0.67)   $ (1.16)    $ (0.64)
                                                                  -------    -------    -------    -------    -------     -------
Net asset value -- end of period                                  $ 17.67    $ 13.49    $ 14.75    $ 17.56    $ 13.37     $ 14.72
                                                                  =======    =======    =======    =======    =======     =======
Total return++                                                     39.51%    (0.47)%      5.01%+     38.16     (1.52%)      3.70%
Ratios (to average net assets)/Supplemental data[ss]:
  Expenses##                                                        1.27%     1.12%       0.91%+     2.14%      2.18%       2.15%
  Net investment income                                             0.67%     1.59%       1.67%+     0.08%      0.32%       0.10%
Portfolio turnover                                                    91%       50%         70%        91%        50%         70%
Net assets at end of period (000 omitted)                         $88,119   $ 2,608     $   196   $428,445   $384,504    $454,089

   * For the period from the commencement of offering of Class A shares, September 7, 1993 to November 30, 1993.
  ## For periods ending after November 30, 1994, the Fund's expenses are calculated without reduction for fees paid indirectly.
   + Annualized.
 +++ Per share data for the periods subsequent to November 30, 1992 is based on average shares outstanding.
  ++ Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
   # The per share distribution from net investment income on Class B shares was $0.00312 per share.
[ss] The distributor did not impose a portion of its Class A distribution fee for the periods indicated.

     If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

     Net investment income                                       $  0.10       --          --        --         --         --
     Ratios (to average net assets):
       Expenses##                                                  1.35%       --          --        --         --         --
       Net investment income                                       0.59%       --          --        --         --         --

See notes to financial statements

Financial Highlights -- continued
====================================================================================================================================
Year Ended November 30,                                                1992      1991       1990        1989       1988     1987**
------------------------------------------------------------------------------------------------------------------------------------
         Class B
------------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
  Net asset value -- beginning of period                           $ 13.27    $ 11.29    $ 12.05    $   9.38   $   7.59   $   7.50
                                                                   -------    -------    -------    --------   --------   --------
Income from investment operations -
  Net investment income                                            $  0.02    $  0.10    $  0.18    $   0.17   $   0.12   $   0.04
  Net realized and unrealized gain
    (loss) on investments                                             2.61       2.15      (0.75)       2.63       1.76       0.06
                                                                   -------    -------    -------    --------   --------   --------
     Total from investment
        operations                                                 $  2.63    $  2.25    $ (0.57)   $   2.80   $   1.88   $   0.10
                                                                   -------    -------    -------    --------   --------   --------
Less distributions declared to
  shareholders -
    From net investment income                                     $   --     $ (0.14)   $ (0.19)   $  (0.13)  $  (0.09)  $  (0.01)
    From net realized gain on
      investments                                                    (1.07)     (0.13)      --          --         --         --
                                                                   -------    -------    -------    --------   --------   --------
      Total distributions declared to
        shareholders                                               $ (1.07)   $ (0.27)   $(0.19)    $  (0.13)  $  (0.09)  $  (0.01)
                                                                   -------    -------    -------    --------   --------   --------
Net asset value -- end of period                                   $ 14.83    $ 13.27    $ 11.29    $  12.05   $   9.38   $   7.59
                                                                   =======    =======    =======    ========   ========   ========
Total return                                                        20.61%     20.22%     (4.80)%     30.11%     24.79%      1.41%+
  Ratios (to average daily net assets)/Supplemental data:
  Expenses                                                           2.24%      2.28%      2.38%       2.46%      2.17%      2.26%+
Net investment income                                                0.18%      0.75%      1.56%       1.56%      1.34%      0.36%+
Portfolio turnover                                                     65%        86%        68%         58%        93%       139%
Net assets at end of period (000 omitted)                         $436,561   $317,375   $226,245   $202,861   $130,961   $ 88,471

 ** For the period from the commencement of investment operations, December 29, 1986 to November 30, 1987.
  + Annualized.


See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Capital Growth Fund (the Fund) is a diversified series of MFS Series Trust II (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
Investment Valuations -- Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated into U.S. dollars at the closing daily exchange rate. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Forward Foreign Currency Exchange Contracts -- The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Investment Transactions and Income -- Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex- dividend date for dividends received in cash. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly -- The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions -- The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return, and consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended November 30, 1995, $4,999 was reclassified from accumulated net realized gain on investments to accumulated undistributed net investment income, due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest -- The Fund offers Class A and Class B shares. The two classes of shares differ in their shareholder servicing agent, distribution and service fees. Shareholders of each class also bear certain expenses that pertain only to that particular class. All shareholders bear the common expenses of the Fund pro rata, based on the average daily net assets, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses, including distribution and shareholder service fees.

(3) Transactions with Affiliates

Investment Adviser -- The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of average daily net assets.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $8,988 for the year ended November 30, 1995. Distributor -- MFD, a wholly owned subsidiary of MFS, as distributor, received $9,592 for the year ended November 30, 1995, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted separate distribution plans for Class A and Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Class A distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $3,072 for the year ended November 30, 1995. MFD is not imposing the 0.10% distribution fee for an indefinite period. Fees incurred under the distribution plan during the year ended November 30, 1995, were 0.19% of average daily net assets attributable to Class A shares on an annualized basis. Payments under the distribution plan commenced on July 14, 1995 when the net assets of the Fund attributable to Class A shares first equaled or exceeded $40 million.

The Class B distribution plan provides that the Fund will pay MFD a distribution fee, of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $96,595 for Class B shares for the year ended November 30, 1995. Fees incurred under the distribution plan during the year ended November 30, 1995 were 1.00% of average daily net assets attributable to Class B shares on an annualized basis.

A contingent deferred sales charge is imposed on shareholder redemptions of Class A shares, on purchases of $1 million or more, in the event of a shareholder redemption within 12 months following the share purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended November 30, 1995 were $1,900 and $472,213 for Class A and Class B shares, respectively.

Shareholder Servicing Agent -- MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets of each class of share at an effective annual rate of up to 0.15% and up to 0.22% attributable to Class A and Class B shares, respectively.

(4) Portfolio Securities

Purchases and sales of investments, other than U.S. government securities, purchased option transactions and short-term obligations, aggregated $395,341,131 and $435,271,737, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $ 412,311,120
                                                                  =============
Gross unrealized appreciation                                     $ 108,484,636
Gross unrealized depreciation                                        (5,255,300)
                                                                  -------------
           Net unrealized appreciation                            $ 103,229,336
                                                                  =============

(5) Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares                     1995                            1994
                                   ----------------------------    -----------------------------
Year Ended November 30,                  Shares          Amount          Shares          Amount
================================================================================================
Shares sold                           5,253,774    $ 82,156,749         231,629    $  3,234,603
Shares issued to shareholders in
  reinvestment of distributions          12,226         158,371           1,363          18,815
Shares reacquired                      (471,616)     (7,482,670)        (52,922)       (732,165)
                                   ------------    ------------    ------------    ------------
      Net increase                    4,794,384    $ 74,832,450         180,070    $  2,521,253
                                    ===========    ============    ============    ============

Class B Shares                     1995                            1994
                                   ----------------------------    -----------------------------
Year Ended November 30,                  Shares          Amount          Shares          Amount
================================================================================================
Shares sold                           5,400,613    $ 80,189,990       4,507,115   $  62,904,359
Shares issued to shareholders in
  reinvestment of distributions       1,397,497      18,154,496       2,390,715      33,039,783
Shares reacquired                   (11,169,472)   (169,452,317)     (8,988,227)   (125,251,885)
                                   ------------    ------------    ------------    -------------
      Net decrease                   (4,371,362)   $(71,107,831)     (2,090,397)  $  29,307,743)
                                    ===========    ============    ============   =============

(6) Line of Credit

The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended November 30, 1995 was $6,216.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust II and Shareholders of MFS Capital Growth
Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Capital Growth Fund (one of the series constituting MFS Series Trust II) as of November 30, 1995, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended November 30, 1995 and 1994, and the financial highlights for each of the years in the nine-year period ended November 30, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at November 30, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for out opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Capital Growth Fund at November 30, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 6, 1996

          ------------------------------------------------------------

This report is prepared for the general infomation of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

THE MFS FAMILY OF FUNDS [Register Mark]

America's Oldest Mutual Fund Group

The members of the MFS Family of Funds are grouped below according to the types of securities in their portfolios. For free prospectuses containing more complete information, including the exchange privilege and all charges and expenses, please contact your financial adviser or call MFS at 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime). This material should be read carefully before investing or sending money.

STOCK
================================================================================
Massachusetts Investors Trust
--------------------------------------------------------------------------------
Massachusetts Investors Growth Stock Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Capital Growth Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Emerging Growth Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Gold & Natural Resources Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Growth Opportunities Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Managed Sectors Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] OTC Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Research Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Value Fund
--------------------------------------------------------------------------------

STOCK AND BOND
================================================================================
MFS [Registration Mark] Total Return Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Utilities Fund
--------------------------------------------------------------------------------


BOND
================================================================================
MFS [Registration Mark] Bond Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Government Mortgage Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Government Securities Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] High Income Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Intermediate Income Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Strategic Income Fund
--------------------------------------------------------------------------------

LIMITED MATURITY BOND
================================================================================
MFS [Registration Mark] Government Limited Maturity Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Limited Maturity Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Municipal Limited Maturity Fund
--------------------------------------------------------------------------------

WORLD
================================================================================
MFS [Registration Mark]/Foreign & Colonial Emerging Market Equity Fund
--------------------------------------------------------------------------------
MFS [Registration Mark]/Foreign & Colonial International Growth Fund
--------------------------------------------------------------------------------
MFS [Registration Mark]/Foreign & Colonial International Growth and Income Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] World Asset Allocation Fund[SM]
--------------------------------------------------------------------------------
MFS [Registration Mark] World Equity Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] World Governments Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] World Growth Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] World Total Return Fund
--------------------------------------------------------------------------------

NATIONAL TAX-FREE BOND
================================================================================
MFS [Registration Mark] Municipal Bond Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Municipal High Income Fund
(closed to new investors)
--------------------------------------------------------------------------------
MFS [Registration Mark] Municipal Income Fund
--------------------------------------------------------------------------------

STATE TAX-FREE BOND
================================================================================
Alabama, Arkansas, California, Florida, Georgia, Louisiana, Maryland, Massachusetts, Mississippi, New York, North Carolina, Pennsylvania, South Carolina, Tennessee, Texas, Virginia, Washington, West Virginia
--------------------------------------------------------------------------------


MONEY MARKET
================================================================================
MFS [Registration Mark] Cash Reserve Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Government Money Market Fund
--------------------------------------------------------------------------------
MFS [Registration] Mark Money Market Fund
--------------------------------------------------------------------------------

MFS [Registration Mark] CAPITAL         [DALBAR LOGO]            BULK RATE
GROWTH FUND                                                      U.S. POSTAGE
                                                                 P A I D
500 Boylston Street                                              PERMIT #55638
Boston, MA 02116                                                 BOSTON, MA

[MFS LOGO]


                                                            MCG-2 1/96/50M 3/203